UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   November 20, 2002
                                                --------------------------------


              Credit Suisse First Boston Mortgage Securities Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 333-77054                  13-3320910
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


11 Madison Avenue, 5th Floor, New York, New York                   10010
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (212) 325-2000
                                                  ------------------------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association), and certain Collateral Term Sheets and Structural Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) prepared by Credit Suisse First Boston Corporation which are hereby filed pursuant to such letter.

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-77054) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials, Collateral Term Sheets and Structural Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the Computational Materials, Collateral Term Sheets and Structural Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------------                   -----------
            (99.1)                              Computational Materials,
                                                Collateral Term Sheets and
                                                Structural Term Sheets prepared
                                                by Credit Suisse First Boston
                                                Corporation in connection with
                                                ABFS Mortgage Loan Trust 2002-4,
                                                Mortgage Pass-Through
                                                Certificates, Series 2002-4.

            (99.2)                              Computational Materials prepared
                                                by Credit Suisse First Boston
                                                Corporation in connection with
                                                ABFS Mortgage Loan Trust 2002-4,
                                                Mortgage Pass-Through
                                                Certificates, Series 2002-4.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                   SECURITIES CORPORATION



      November 21, 2002
      -----------------
                                   By: /s/ Brendan J. Keane
                                      ------------------------------------------
                                       Name:   Brendan J. Keane
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------
(99.1)            Computational Materials, Collateral             (E)
                  Term Sheets and Structural Term Sheets
                  prepared by Credit Suisse First Boston
                  Corporation in connection with
                  ABFS Mortgage Loan Trust 2002-4,
                  Mortgage Pass-Through
                  Certificates, Series 2002-4.

(99.2)            Computational Materials prepared                (E)
                  by Credit Suisse First Boston
                  Corporation in connection with
                  ABFS Mortgage Loan Trust 2002-4,
                  Mortgage Pass-Through
                  Certificates, Series 2002-4.